Accrued Liabilities (Tables)	6 Months Ended
Jun. 30, 2025
Accrued Liabilities [Abstract]
Schedule of Accrued Liabilities

The following table presents a summary of the accrued liabilities by category.

	June 30, 2025	December 31, 2024
	(In thousands)
Payroll and related employee taxes	$1,349	$1,908
Litigation settlement(1)	1,824	—
Construction in progress	1,302	323
Other	659	840
Total accrued liabilities	$5,134	$3,071
Balance	—	—

(1)      On July 1, 2025, the Company entered into a settlement agreement with various plaintiffs. The Company agreed to issue 159 thousand shares of Common Stock and agreed to pay $150 thousand to certain plaintiffs. As the litigation settlement was probable and estimable, the Company recorded the litigation settlement during the quarter ended June 30, 2025. See Note 8, “Commitments and Contingencies — Ramco Complaint and Kleiner Notice Settlement” for further discussion surrounding the litigation settlement.